                                                                    EXHIBIT 20.2

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2001-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2001-1 Supplement, dated as of January 31, 2001, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 16, 2002 and with respect to the performance of the Trust during the month of August, 2002 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2001-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2001-1 supplement.

A.     Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000
       Original Certificate Principal Amount)

         1 The amount of the current monthly distribution in respect of
           Class A Monthly Principal                                                                             $            0.00
                                                                                                                  -----------------

         2 The amount of the current monthly distribution in respect of
           Class B Monthly Principal                                                                             $            0.00
                                                                                                                  -----------------

         3 The amount of the current monthly distribution in respect of
           Collateral Monthly Principal                                                                          $            0.00
                                                                                                                  -----------------

         4 The amount of the current monthly distribution in respect of
           Class A Monthly Interest                                                                              $            1.72
                                                                                                                  -----------------

         5 The amount of the current monthly distribution in respect of
           Class A Additional Interest                                                                           $            0.00
                                                                                                                  -----------------

         6 The amount of the current monthly distribution in respect of
           Class B Monthly Interest                                                                              $            1.98
                                                                                                                  -----------------

         7 The amount of the current monthly distribution in respect of
           Class B Additional Interest                                                                           $            0.00
                                                                                                                  -----------------

         8 The amount of the current monthly distribution in respect of
           Collateral Minimum Monthly Interest                                                                   $            2.47
                                                                                                                  -----------------

         9 The amount of the current monthly distribution in respect of
           any accrued and unpaid Collateral Minimum Monthly Interest                                            $            0.00
                                                                                                                  -----------------

B.     Information Regarding the Performance of the Trust

         1 Collection of Principal Receivables

           (a) Available Principal Collections                                                                   $   77,893,885.34
                                                                                                                  -----------------

           (b) Class A Investor Default Amount treated as Available Principal Collection                         $    1,652,026.32
                                                                                                                  -----------------

           (c) Class B Investor Default Amount treated as Available Principal Collection                         $      113,281.80
                                                                                                                  -----------------

           (d) Excess Spread treated as Available Principal Collection                                           $      122,721.95
                                                                                                                  -----------------

         2 Principal Receivables in the Trust

           (a) The aggregate amount of Principal Receivables in the Trust
               as of the end of the day on the last day of the related Monthly Period                            $1,693,946,217.13
                                                                                                                  -----------------

           (b) The amount of Principal Receivables in the Trust represented by the
               Invested Amount of Series 2001-1 as of the end of the day on the last
               day of the related Monthly Period                                                                 $  425,316,016.20
                                                                                                                  -----------------

           (c) The amount of Principal Receivables in the Trust represented by the
               Adjusted Invested Amount of Series 2001-1 as of the end of the day
               on the last day of the related Monthly Period                                                     $  425,316,016.20
                                                                                                                  -----------------

           (d) The amount of Principal Receivables in the Trust represented by the
               Class A Invested Amount as of the end of the day on the last
               day of the related Monthly Period                                                                 $  372,151,514.17
                                                                                                                  -----------------

           (e) The amount of Principal Receivables in the Trust represented by the
               Class A Adjusted Invested Amount as of the end of the day on the last
               day of the related Monthly Period                                                                 $  372,151,514.17
                                                                                                                  -----------------

           (f) The amount of Principal Receivables in the Trust represented by the
               Class B Invested Amount as of the end of the day on the last
               day of the related Monthly Period                                                                 $   25,518,960.97
                                                                                                                  -----------------

           (g) The amount of Principal Receivables in the Trust represented by the
               Class B Adjusted Invested Amount as of the end of the day on the last
               day of the related Monthly Period                                                                 $  25,518,960.97
                                                                                                                  ----------------

           (h) The amount of Principal Receivables in the Trust represented by the
               Collateral Invested Amount as of the end of the day on the last
               day of the related Monthly Period                                                                 $   27,645,541.05
                                                                                                                  -----------------

           (i) The amount of Principal Receivables in the Trust represented by the
               Collateral Adjusted Invested Amount as of the end of the day on the last
               day of the related Monthly Period                                                                 $   27,645,541.05
                                                                                                                  -----------------

           (j) The Floating Allocation Percentage with respect to the
               related Monthly Period                                                                                        25.11%
                                                                                                                  -----------------

           (k) The Class A Floating Percentage with respect to the
               related Monthly Period                                                                                        87.50%
                                                                                                                  -----------------

           (l) The Class B Floating Percentage with respect to the
               related Monthly Period                                                                                         6.00%
                                                                                                                  -----------------

           (m) The Collateral Floating Percentage with respect to the
               related Monthly Period                                                                                         6.50%
                                                                                                                  -----------------

           (n) The Principal Allocation Percentage with respect to the
               related Monthly Period                                                                                        25.11%
                                                                                                                  -----------------

           (o) The Class A Principal Percentage with respect to the
               related Monthly Period                                                                                        87.50%
                                                                                                                  -----------------

           (p) The Class B Principal Percentage with respect to the
               related Monthly Period                                                                                         6.00%
                                                                                                                  -----------------

           (q) The Collateral Principal Percentage with respect to the
               related Monthly Period                                                                                         6.50%
                                                                                                                  -----------------

         3 Delinquent Balances

           The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                      Aggregate                       Percentage
                                                       Account                         of Total
                                                       Balance                        Receivables
                                               -------------------------            ----------------
       (a)     30 --  59 days:                           $24,658,451.92                       1.46%
       (b)     60 --  89 days:                           $15,301,324.27                       0.90%
       (c)     90 + days:                                $12,391,884.35                       0.73%
                                               -------------------------            ----------------
               Total:                                    $52,351,660.54                       3.09%
                                               =========================            ================


         4 Investor Default Amount

           (a) The Investor Default Amount for the related Monthly Period                                        $    1,888,030.08
                                                                                                                  -----------------

           (b) The Class A Investor Default Amount for the related Monthly Period                                $    1,652,026.32
                                                                                                                  -----------------

           (c) The Class B Investor Default Amount for the related Monthly Period                                $      113,281.80
                                                                                                                  -----------------

           (d) The Collateral Default Amount for the related Monthly Period                                      $      122,721.95
                                                                                                                  -----------------

         5 Investor Charge-Offs

           (a) The aggregate amount of Class A Investor Charge-Offs
               for the related Monthly Period                                                                    $            0.00
                                                                                                                  -----------------

           (b) The aggregate amount of Class A Investor Charge-Offs set forth
               in 5(a) above per $1,000 of original certificate principal amount                                 $            0.00
                                                                                                                  -----------------

           (c) The aggregate amount of Class B Investor Charge-Offs
               for the related Monthly Period                                                                    $            0.00
                                                                                                                  -----------------

           (d) The aggregate amount of Class B Investor Charge-Offs
               set forth in 5(c) above per $1,000 or original certificate principal amount                       $            0.00
                                                                                                                  -----------------

           (e) The aggregate amount of Collateral Charge-Offs
               for the related Monthly Period                                                                    $            0.00
                                                                                                                  -----------------

           (f) The aggregate amount of Collateral Charge-Offs set forth in 5(e) above per
               $1,000 of original certificate principal amount                                                   $            0.00
                                                                                                                  -----------------

           (g) The aggregate amount of Class A Investor Charge-Offs reimbursed on
               the Transfer Date immediately preceding this Distribution Date                                    $            0.00
                                                                                                                  -----------------

           (h) The aggregate amount of Class A Investor Charge-Offs set forth in 5(g) above per $1,000 original certificate
               principal amount reimbursed on the Transfer Date
               immediately preceding this Distribution Date                                                      $            0.00
                                                                                                                  -----------------

           (i) The aggregate amount of Class B Investor Charge-Offs reimbursed on the
               Transfer Date immediately preceding this Distribution Date                                        $            0.00
                                                                                                                  -----------------

           (j) The aggregate amount of Class B Investor Charge-Offs set forth in 5(i) above per $1,000 original certificate
               principal amount reimbursed on the Transfer Date
               immediately preceding this Distribution Date                                                      $            0.00
                                                                                                                  -----------------

           (k) The aggregate amount of Collateral Charge-Offs reimbursed on the Transfer Date
               immediately preceding this Distribution Date                                                      $            0.00
                                                                                                                  -----------------

           (l) The aggregate amount of Collateral Charge-Offs set forth in 5(k) above per $1,000 original certificate principal
               amount reimbursed on the Transfer Date immediately
               preceding Distribution Date                                                                       $            0.00
                                                                                                                  -----------------

         6 Investor Servicing Fee

           (a) The amount of the Class A Servicing Fee payable by the Trust to the Servicer
               for the related Monthly Period                                                                    $      309,895.84
                                                                                                                  -----------------

           (b) The amount of the Class B Servicing Fee payable by the Trust to the Servicer
               for the related Monthly Period                                                                    $       21,250.00
                                                                                                                  -----------------

           (c) The amount of the Collateral Servicing Fee payable by the Trust to the Servicer
               for the related Monthly Period                                                                    $       23,020.83
                                                                                                                  -----------------

           (d) The amount of Servicer Interchange payable by the Trust to the Servicer
               for the related Monthly Period                                                                    $      354,166.67
                                                                                                                  -----------------

         7 Reallocations

           (a) The amount of Reallocated Collateral Principal Collections
               with respect to this Distribution Date                                                            $            0.00
                                                                                                                  -----------------

           (b) The amount of Reallocated Class B Principal Collections
               with respect to this Distribution Date                                                            $            0.00
                                                                                                                  -----------------

           (c) The Collateral Invested Amount as of the close of business
               on this Distribution Date                                                                         $   27,625,000.00
                                                                                                                  -----------------

           (d) The Collateral Adjusted Invested Amount as of the close of
               business on this Distribution Date                                                                $   27,625,000.00
                                                                                                                  -----------------

           (e) The Class B Invested Amount as of the close of business
               on this Distribution Date                                                                         $   25,500,000.00
                                                                                                                  -----------------

           (f) The Class B Adjusted Invested Amount as of the close of business
               on this Distribution Date                                                                         $   25,500,000.00
                                                                                                                  -----------------

           (g) The Class A Invested Amount as of the close of business
               on this Distribution Date                                                                         $  371,875,000.00
                                                                                                                  -----------------

           (h) The Class A Adjusted Invested Amount as of the close of business
               on this Distribution Date                                                                         $  371,875,000.00
                                                                                                                  -----------------


         8 Collection of Finance Charge Receivables

           (a) The aggregate amount of Collections of Finance Charge
               Receivables and Annual Membership Fees processed during
               the related Monthly Period which were allocated in respect of the
               Class A Certificates                                                                              $    4,816,214.34
                                                                                                                  -----------------

           (b) The aggregate amount of Collections of Finance Charge
               Receivables and Annual Membership Fees processed during
               the related Monthly Period which were allocated in respect of the
               Class B Certificates                                                                              $      330,254.70
                                                                                                                  -----------------

           (c) The aggregate amount of Collections of Finance Charge
               Receivables and Annual Membership Fees processed during
               the related Monthly Period which were allocated in respect of the
               Collateral Interest                                                                               $      357,775.92
                                                                                                                  -----------------

         9 Principal Funding Account

           (a) The principal amount on deposit in the Principal Funding Account
               on the related Transfer Date                                                                      $            0.00
                                                                                                                  -----------------

           (b) The Accumulation Shortfall with respect to the related Monthly Period                             $            0.00
                                                                                                                  -----------------

           (c) The Principal Funding Investment Proceeds deposited in the Finance Charge
               Account on the related Transfer Date to be treated as Class A Available Funds                     $            0.00
                                                                                                                  -----------------

           (d) The Principal Funding Investment Proceeds deposited in the Finance Charge
               Account on the related Transfer date to be treated as Class B Available Funds                     $            0.00
                                                                                                                  -----------------

        10 Reserve Account

           (a) The Reserve Draw Amount on the related Transfer Date                                              $            0.00
                                                                                                                  -----------------

           (b) The amount of the Reserve Draw Amount deposited in the Collection
               Account on the related Transfer Date to be treated as Class A Available Funds                     $            0.00
                                                                                                                  -----------------

           (c) The amount of the Reserve Draw Account deposited in the Collection
               Account on the related Transfer Date to be treated as Class B Available Funds                     $            0.00
                                                                                                                  -----------------

           (d) The amount of any Reserve Account Surplus                                                         $            0.00
                                                                                                                  -----------------

        11 Available Funds

           (a) The amount of Class A Available Funds on deposit in the Collection
               Account on the related Transfer Date                                                              $      641,277.78
                                                                                                                  -----------------

           (b) The amount of Class B Available Funds on deposit in the Collection
               Account on the related Transfer Date                                                              $       50,546.67
                                                                                                                  -----------------

           (c) The amount of Collateral Available Funds on deposit in the Collection
               Account on the related Transfer Date                                                              $       68,264.44
                                                                                                                  -----------------

           (d) Available Principal Collections on deposit in the Collection Account
               on the related Transfer Date                                                                      $            0.00
                                                                                                                  -----------------

        12 Excess Spread and Excess Finance Charge Collections

           (a) Excess Finance Charge Collection                                                                  $            0.00
                                                                                                                  -----------------

           (b) Class A Available Funds
                    minus Class A Monthly Interest
                    minus Class A Servicing Fee
                    minus Class A Defaulted Amount                                                               $    2,213,014.40
                                                                                                                  -----------------

               Class B Available Funds
                    minus Class B Monthly Interest
                    minus Class B Servicing Fee
                    minus Class B Defaulted Amount                                                               $      145,176.23
                                                                                                                  -----------------

               Collateral Available Funds                                                                        $      357,775.92
                                                                                                                  -----------------

           (c) Excess Spread applied to the Class A Required Amount
               for the Monthly Period                                                                            $            0.00
                                                                                                                  -----------------

           (d) Excess Spread applied to the Class A Investor  Charge-Offs for the
               related Monthly Period                                                                            $            0.00
                                                                                                                  -----------------

           (e) Excess Spread applied to the Class B Required
               Amount for the related Monthly Period                                                             $            0.00
                                                                                                                  -----------------

           (f) Excess Spread applied to the Class B Default Amount for the related Monthly Period                $            0.00
                                                                                                                  -----------------

           (g) Excess Spread applied to the Class B Invested Amount for the related Monthly Period               $            0.00
                                                                                                                  -----------------

           (h) Excess Spread applied to the Collateral Minimum Monthly Interest for the related
               Monthly Period and for any past due Collateral Minimum Monthly Interest                           $       68,264.44
                                                                                                                  -----------------

           (i) Excess Spread applied to the Collateral Servicing Fee due to the Servicer
               for the related Monthly Period or for any past due Collateral Servicing Fees                      $       23,020.83
                                                                                                                  -----------------

           (j) Excess Spread applied to the Collateral Default Amount as Available Principal
               Collections for the related Monthly Period                                                        $      122,721.95
                                                                                                                  -----------------


           (k) Excess Spread applied to the Collateral Invested Amount for the related
               Monthly Period                                                                                    $            0.00
                                                                                                                  -----------------

           (l) Excess Spread applied to the Reserve Account for the related Monthly Period                       $            0.00
                                                                                                                  -----------------

        13 Finance Charge Shortfall

           (a) Finance Charge Shortfall for Series 2001-1                                                        $            0.00
                                                                                                                  -----------------

           (b) Total Finance Charge Shortfall for all series in Group One                                        $            0.00
                                                                                                                  -----------------

        14 Base Rate

           (a) The Base Rate for the related Monthly Period                                                                  3.01%
                                                                                                                  -----------------

        15 Portfolio Yield

           (a) The Portfolio Yield for the related Monthly Period                                                           10.02%
                                                                                                                  -----------------

           (b) The Portfolio Adjusted Yield for the related Monthly Period                                                     N/A
                                                                                                                  -----------------

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 11th day of September, 2002.


                                        NATIONAL CITY BANK,
                                        as Seller and Servicer


                                    By:      /s/ Thomas A. Chandler
                                        ----------------------------------------
                                        Name: Thomas A. Chandler
                                          Title: Senior Vice President -
                                                   Credit Card Finance